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                                                                    EXHIBIT 10.1

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                                 AMENDMENT NO. 3

                                       TO

                             1994 STOCK OPTION PLAN



         The 1994 Stock Option Plan (the "Plan") of Security Dynamics Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

         The first sentence of Section 4 of the Plan shall be deleted in its entirety and replaced with the following:

"Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 6,570,000 shares."

         Except as aforesaid, the Plan shall remain in full force and effect.


                          Adopted by the Board of Directors on February 12, 1997

                          Approved by the stockholders on April 24, 1997